American Physicians Capital, Inc. Investor Presentation September, 2006 R. Kevin Clinton President & CEO Frank H. Freund Chief Financial Officer Ann Storberg VP, Investor Relations

Forward-Looking Statements Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward-looking statements within the meaning of the federal securities laws. When we use words such as "will," "should," "believes," "expects," "anticipates," "estimates" or similar expressions we are making forward-looking statements. While we believe any forward-looking statements we will make are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: increased competition could adversely affect our ability to sell our products at premium rates we deem adequate, which may result in a decrease in premium volume, a decrease in our profitability, or both; our reserves for unpaid losses and loss adjustment expenses are based on estimates that may prove to be inadequate to cover our losses; our exit from various markets and lines of business may prove more costly than originally anticipated; tort reform legislation may have adverse or unintended consequences that could materially and adversely affect our results of operations and financial condition; if we are unable to obtain or collect on ceded reinsurance, our results of operations and financial condition may be adversely affected; the insurance industry is subject to regulatory oversight that may impact the manner in which we operate our business; our geographic concentration in certain Midwestern states and New Mexico ties our performance to the business, economic, regulatory and legislative conditions in those states; an interruption or change in current marketing and agency relationships could reduce the amount of premium we were able to write; a downgrade in the financial strength rating of our insurance subsidiaries could reduce the amount of business we were able to write; changes in interest rates could adversely impact our results of operation, cash flows and financial condition; our status as an insurance holding company with no direct operations could adversely affect our ability to meet our debt obligations and fund future share repurchases; any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by law.

Snapshot of APCapital Medical professional liability insurance carrier Formed as mutual in 1975 by the Michigan State Medical Society (MSMS) Demutualized in December 2000 (IPO) Endorsed by MSMS, Michigan Osteopathic Association and the New Mexico Medical Society Headquartered in East Lansing, MI Focus on individual and small physicians groups

Snapshot of APCapital Approximately 9,500 policies in-force at June 30, 2006 Marketing in primarily 5 states with a focus on the upper Midwest region Direct premiums written totaled $73.9 million in first six months of 2006 Assets totaled $1.1 billion at June 30, 2006 NASDAQ: ACAP Market cap $399 million1 1As of September 20, 2006

Snapshot of APCapital Core States YTD 6/30/06 DWP - % by state Market Share Ranking 1 Expansion Michigan 26% 2nd Home State New Mexico 13% 1st Merged NMPML in 1997 Illinois 34% 2nd Internal Ohio 20% 5th Internal Kentucky 5% 5th Acquired KMIC in 1996 1 Based on 2005 direct premiums written from Thomson Financial/One Source

Key Components of our Strategic Plan Focus on return on equity Strong management team Focus on medical professional liability in core markets Rate adequacy Stringent and innovative underwriting practices Strong reserves Aggressive claims management

Strong Management Team Name Title Years of Industry Experience Year Joined APCapital Kevin Clinton FCAS President & CEO 28 2001 Frank Freund CPA Chief Financial Officer 24 1997 Annette Flood RN, JD Chief Operating Officer 20 2001 Kevin Dyke FCAS VP, Actuarial 13 2002 Nancy Fitzgerald LPN, CPHQ VP, Risk Management 17 2002 Rhonda Fossitt CPCU, RPLU VP, Underwriting 27 2002 Laura Kline CIC, CPCU VP, Marketing 19 1987 Cathy Shutack BS, RRT VP, Claims 17 2002

Return to Profitability via Rate Adequacy 2002 2003 2004 2005 Annual 0.3 0.349 0.211 0.092 Cumulative 0.3 0.754 1.124 1.325 Average Rate Increases Since 2002

Performing on-site visits by risk management Implementing unique underwriting systems Discontinued writing OH and KY occurrence policies Discontinued writing certain high-risk specialties in high risk areas Lowered maximum policy limits 98% of policies at June 30, 2006 were at or below $1 million Stringent and Innovative Underwriting

Strong Distribution System Use a focused, multi-channeled distribution system 2005 premiums were generated through Captive agents - 33% of premiums Independent agents - 55% of premiums Direct - 12% of premiums Market product through approximately 40 agencies Adding additional agents Enhance distribution system by leveraging strategic business alliances Medical society endorsements Purchasing group programs Other marketing alliances

Strong Reserves Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 6/1/2005 9/1/2005 Dec-05 3/1/2006 6/1/2006 Net Loss & LAE IBNR* 118 122 141 141 144 154 164 170 178 188 203 Number of Open Claims 4447 4103 3885 3803 3342 3344 3211 3109 2991 2976 2558 *Includes Death, Disability & Retirement and Unallocated Loss Adjustment Expense, Excludes PIC - FL PL Net Loss & LAE IBNR and Open Claims $85M increase since Dec 2003

Strong Reserves 12/1/2003 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 6/1/2006 East 114000 125200 136300 140400 160000 160800 167300 173900 181970 183380 215630

Favorable Trial Results 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Defense Verdict Plaintiff Verdict APA 0.91 0.09 APCapital (2004, 2005 & YTD 6/30/06) Defense Verdict Plaintiff Verdict Industry 0.84 0.16 Industry Data* (2004) Defense Verdict Plaintiff Verdict Industry Data, 2004* Mean Settlement $311,704 Mean Verdict $606,907 *Source: Physician Insurers Association Data Sharing Program

Positive Trends Medical Professional Liability Reported Claim Count by Quarter *Includes 76 claims reported by four physicians at the end of their coverage with the company. 1Q02 2Q02 3Q02 4Q02 1Q03* 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 East 767 748 729 774 803 694 631 529 525 459 431 371 404 401 361 347 308 296

Positive Trends Net Premiums Earned Per Reported Claim --- Excluding Florida 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 East 41296 46554 58045 51124 57641 55209 67631 82319 81893 95498 102920 119046 104027 102648 113898 117309 121568 126747 Medical Professional Liability

Data as of June 30, 2006 Underwriting Cycle Medical Professional Liability 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 East 2.61 2.785530691 2.120892019 1.801142258 1.373198379 0.737177342 0.598819568 0.618244777 0.667338876 0.75 0.866570189 1.081965249 0.985709043 0.991990997 1.177487716 1.207419563 1.26765664 1.414089873 1.435324044 1.579175358 1.576986847 1.331324078 1.129069327 1.019579326 0.997191983 0.976 Combined Ratio

FRANK H. FREUND CHIEF FINANCIAL OFFICER

Financial Highlights YTD June 30, 2006 Highlights Pre-tax income up 66% to $28.8 million Continued strong investment returns -- down from last year due to higher allocation into tax- exempt securities Positive reserve development Modified reinsurance agreement effective 1/1/06, retaining more risk and ceding less premium Effective tax rate 32% - impacted by movement into tax- exempt securities APCapital, Inc. Consolidated

11 Quarters of Profitable Results 4Q 2003 1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 Pre-Tax Income 1363 4781 3576 4773 6620 7591 9767 10561 16948 13172 15617 Combined Ratio 1.149 1.149 1.114 1.079 1.047 1.025 1.002 0.955 0.915 0.923 0.896 ($ in thousands)

Tax-Adjusted Operating Income* 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 East 0.26 0.35 0.39 0.43 0.56 0.72 0.82 1 1.05 1.19 *Operating income per share is adjusted for deferred tax valuation allowance changes from 1Q04 to 2Q05 and excludes net realized gains or loss, net of tax.

High-Quality Investment Portfolio Investment Portfolio Highlights Improved average rating of bond portfolio: AA+ at 6/30/06 vs. AA at 12/31/05 Average yield on investments: 5.46% in 2Q06 Maintain a modified duration of 4.94 years at 6/30/06 5th best bond investment performance nationwide according to Ward's* Corporate Bonds Mortgage-backed Securities U.S Government Bonds Tax-Exempt Securities Cash & Cash Equivalents Other East 0.26 0.2 0.17 0.247 0.1 0.02 Investments totaled $853.8 million at June 30, 2006 *Based on highest 2005 bond yield, minimum net premiums written of $100 million

Book Value Growth At Period End 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 East 24.16 23.89 24.77 22.71 23.54 23.31 22.97 30.12 30.55 31.35 31.93 32.56 Up $9.25 since YE04

Share Buy Back History Two Outstanding Programs 10b5-1 plan originally authorizing $20 million, recently expanded to $30 million, $20 million utilized through Sept. 20, 2006 270,000 shares remaining from November 2005 Board authorization (Dollars in thousands) (Shares repurchased in thousands)

Why Invest in APCapital Experienced management team Business strategy producing positive results Strong financial position Good position in the underwriting cycle Continued positive trends

? Questions